Exhibit (a)(1)(xii)

NOTICE OF GUARANTEED DELIVERY FOR

SUN AMERICAN BANCORP

(SERIES F WARRANT)

OFFER TO PURCHASE FOR CASH ANY AND ALL SERIES F WARRANTS, AT A PURCHASE PRICE OF $0.32 PER WARRANT

As set forth in the Offer to Purchase, dated September 25, 2007, of Sun American Bancorp (the “Offer to Purchase”), this notice of guaranteed delivery, or a facsimile hereof, must be used to accept the tender offer if:

(a) certificates representing Series F Warrants of Sun American Bancorp, a Delaware corporation, cannot be delivered prior to the “expiration date” (as defined in the Offer to Purchase); or

(b) time will not permit a properly completed and duly executed letter of transmittal, or manually signed facsimile thereof, and all other required documents to reach the Depositary referred to below before the expiration date.

This form or a facsimile of it, signed and properly completed, may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary so that it is received by the Depositary before the expiration date.

The Depositary for the Offer is:

OLDE MONMOUTH STOCK TRANSFER CO., INC.

If by Mail:	By Hand, Overnight Delivery Service or Courier:	By Facsimile:
Olde Monmouth Stock Transfer Co. 200 Memorial Parkway Atlantic Highlands, NJ 07716 Attn: Matthew Troster	Olde Monmouth Stock Transfer Co. 200 Memorial Parkway Atlantic Highlands, NJ 07716 Attn: Matthew Troster	(732) 872-2728

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO SUN AMERICAN BANCORP WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

This notice of guaranteed delivery form is not to be used to guarantee signatures. If a signature on the letter of transmittal is required to be guaranteed by an “eligible guarantor institution” under the instructions thereto, such signature must appear in the applicable space provided in the signature box on the letter of transmittal.

Ladies and Gentlemen:

The undersigned hereby tenders to Sun American Bancorp Series F Warrants at a price per share of $0.32 per warrant in cash, less any applicable withholding taxes, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related letter of transmittal (which together, as each of which may be amended and supplemented from time to time, constitute the Series F tender offer), receipt of which are hereby acknowledged, the number of shares of Series F Warrant of Sun American Bancorp indicated below.

Number of Series F Warrants:

Certificate No(s). (if available):

Name(s):

Address(es) including Zip Code:

Telephone Number (s):

Signature(s):

Dated:              , 2007

SERIES F WARRANTS TENDERED AT A PRICE OF $0.32 PER WARRANT

The undersigned agrees that Sun American Bancorp may purchase all Series F Warrants the undersigned is tendering.  Accordingly, by checking this box, the undersigned hereby tenders Series F warrants and accepts the purchase price determined by Sun American Bancorp pursuant to the Offer to Purchase.

GUARANTEE

(NOT TO BE USED FOR SIGNATURE GUARANTEE)

THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR AN “ELIGIBLE GUARANTOR INSTITUTION,” AS SUCH TERM IS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EACH OF THE FOREGOING CONSTITUTING AN “ELIGIBLE GUARANTOR INSTITUTION,” GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED FACSIMILE THEREOF, AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE BUSINESS DAYS OF THE DATE HEREOF.

Name of Firm:

AUTHORIZED SIGNATURE

Name:

Title:

Address:

Telephone Number:

Dated:              , 2007

DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.